April 3, 2006

Daniel F. Duchovny
Office of Mergers and Acquisitions
Securities and Exchange Commission
Washington, D.C. 20549

Re: Capital Realty Investors-III, L.P., Schedule TO-T filed March 15, 2006 by MacKenzie Patterson Fuller, LP and its affiliates, the Purchasers

Dear Mr. Duchovny:

Thank you for your letter dated March 22, 2006 regarding our recent Schedule TO-T. I will respond to the questions you asked in your letter in the order in which you posed them.

     1. We are amending the filing to disclose that this price was incorrect. The publication mistakenly published this trade. The reported trade was not in fact made (it was, according to the publisher, a trade for a different partnership). We are now disclosing that Stanger had no recent reported trades.

     2. We are revising to indicate that the liquidation value in the proxy was relating to a request to approve liquidation and that the vote was successful, as the limited partners have previously been notified by the Partnership.

     3. We agree that all such conditions must be satisfied or waived prior to expiration and that we cannot accept securities prior to expiration. Nonetheless, the depository has signed letters of transmittal prior to expiration, hence the disclosure. We disclose this potential conflict without being able to state what the conflict might be because we don't really know what conflict could arise. Hence, we also say because the Depository's role is administrative only, any conflict would be immaterial. The reason for this disclosure is just to raise the issue that the Depository is not an independent party. This is really an immaterial issue--we are being overbroad, if anything, and disclosing, in response to prior comments, that the depository is not independent. All we mean is that when security holders send their tender documents to us, we are in control of them even if the offer has not closed. In other words, we may have the piece of paper that a unit holder signs prior to expiration of the offer. Of course we are obligated to recognize the withdrawal rights of the security holder and cannot purchase the units prior to expiration and the satisfaction or waiver of all conditions (and the letter of transmittal incorporates the terms and conditions of the Offer, so it would be inoperative if we did not comply with the offer terms). We are clarifying.

     4. Section 13 states that "The Purchasers shall not be required to accept for payment or pay for any Units and may terminate or amend the Offer as to such Units if, at any time on or after the date of the Offer and before the Expiration Date, any of the following conditions exists...." The last paragraph of the cover page you reference  states that we can "upon the occurrence of any of the conditions specified in
          Section 13...," terminate the offer, thus incorporating the requirement that termination occur before the expiration, a logical requirement as well. Further, the third clause includes the requirement that any amendment be made "prior to the Expiration Date." We are clarifying in this amendment.



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Closing paragraphs: While acknowledging the Staff's positions, and without implying any specific issue with such position, we respectfully decline to make the statements requested. There is no requirement that we do so. To the extent the requested statements are accurate statements of applicable law, there is no reason to obtain from bidders a recitation of such law. To the extent the statements go beyond applicable law or reflect interpretations of law that may be open to dispute, it would not be fair or appropriate to require bidders to make statements that might prejudice their right to take a contrary position at some later time, if the occasion arose.

Please let me know if you have any questions or further comments.

Very Truly Yours,

Chip Patterson
Senior Vice President and General Counsel
(925) 631-9100 ext. 206
(925) 871-4046 (Fax)
chip@mpfi.com